UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________________________________
FORM 8-K
________________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2024
________________________________________________
ENPHASE ENERGY, INC.
(Exact name of registrant as specified in its charter)
________________________________________________

Delaware	001-35480	20-4645388
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

47281 Bayside Parkway
Fremont, CA 94538
(Address of principal executive offices, including zip code)
(707) 774-7000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value per share	ENPH	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.
The Annual Meeting of Stockholders of Enphase Energy, Inc. (the “Company”) was held on May 15, 2024 (the “Annual Meeting”). Proxies for the Annual Meeting were solicited by the Company's Board of Directors (the "Board") pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended, and there was no solicitation in opposition to the Board’s solicitations. As of March 19, 2024, the record date for the Annual Meeting, 135,988,561 shares of Common Stock of the Company were outstanding and entitled to vote at the Annual Meeting, of which 111,862,409 shares of Common Stock of the Company were represented, in person or by proxy, constituting a quorum. The final votes on the proposals presented at the Annual Meeting were as follows:
Proposal 1: Election of Directors
Badri Kothandaraman and Joseph Malchow were elected as directors to hold office until the 2027 Annual Meeting of Stockholders by the following vote:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Badri Kothandaraman	87,940,904	6,244,233	17,677,272
Joseph Malchow	65,488,513	28,696,624	17,677,272
In addition to the directors elected above, Steven J. Gomo, Jamie Haenggi, Benjamin Kortlang, Richard Mora and Thurman John Rodgers, continue to serve as directors after the Annual Meeting.

Proposal 2: Advisory Vote on the Compensation of Named Executive Officers
The compensation of the Company’s named executive officers was approved, on an advisory basis, by the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
70,385,672	21,874,234	1,925,231	17,677,272
Proposal 3: Advisory Vote on the Frequency of Stockholder Advisory Votes on Executive Compensation

Annual stockholder votes on executive compensation was approved, on an advisory basis, by the following vote:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
93,036,580	178,171	860,507	109,879	17,677,272
In accordance with the Board's recommendation and based on the results of the vote of the Company's stockholders, the Board has determined that the Company will hold a stockholder advisory vote on named executive officer compensation every year.
Proposal 4: Ratification of Appointment of Deloitte & Touche LLP
The selection of Deloitte & Touche LLP by the Audit Committee of the Board as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 was ratified by the following vote:

Votes For	Votes Against	Abstentions
109,343,016	2,159,450	359,943

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By: May 16, 2024	ENPHASE ENERGY, INC.
	By:	/s/ Mandy Yang
Mandy Yang
Chief Financial Officer